SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2005 (February 4, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia		30339

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sale of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1 SECURITIES PURCHASE AGREEMENT
EX-4.1 FORM OF 6% SENIOR UNSECURED CONVERTIBLE DEBENTURE
EX-4.2 FROM OF SERIES A WARRANT TO PURCHASE COMMON STOCK
EX-4.3 FORM OF SERIES B WARRANT TO PURCHASE COMMON STOCK
EX-4.4 REGISTRATION RIGHTS AGREEMENT
EX-99.1 CASH COLLATERAL AGREEMENT
EX-99.2 PRESS RELEASE DATED FEBRUARY 7,2005

     Item 1.01    Entry into a Material Definitive Agreement.

     On February 4, 2005, Verso Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors signatory thereto (the “Investors”) pursuant to which the Company was obligated to sell to the Investors, and the Investors were obligated to buy from the Company, $13.5 million in aggregate principal amount of the Company’s 6% Senior Unsecured Convertible Debentures (the “Debentures”), the Company’s Series A Warrants to Purchase Common Stock (the “Series A Warrants”) and the Company’s Series B Warrants to Purchase Common Stock (the “Series B Warrants”). In addition, pursuant to the Securities Purchase Agreement, and in connection with the closing of the sale of the securities sold pursuant thereto, on February 4, 2005, the Company entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”) and a Cash Collateral Agreement with the Investors and Wachovia Bank, National Association (the “Cash Collateral Agreement”). The Company consummated the sale of the securities to be sold by the Securities Purchase Agreement as of February 4, 2005. (See Item 3.02 below.)

     Item 3.02    Unregistered Sale of Equity Securities.

     On February 7, 2005, the Company announced that it had completed the private placement of the Debentures, the Series A Warrants and the Series B Warrants pursuant to the Securities Purchase Agreement for an aggregate purchase price of $13.5 million. The Debentures are due February 2009 and are convertible into approximately 27 million shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), at an initial conversion price of $.50 per share, subject to customary anti-dilution adjustments and to certain limitations. Interest on the Debentures is payable on a quarterly basis beginning in April 2005, and principal on the Debentures is payable on a quarterly basis beginning in August 2006. The Series A Warrants are exercisable over a four year period beginning one year from the closing date of the sale of the securities for an aggregate of approximately 10.8 million shares of Common Stock at an initial exercise price of $.72 per share, subject to customary anti-dilution adjustments and to certain limitations. The Series B Warrants are exercisable over a 90 day period beginning on the later of the date (i) on which the Company’s shareholder approve an increase in the number of authorized shares of Common Stock in an amount sufficient to permit the exercise in full (without regard to any restriction on such exercise) of 150% of the number of shares of Common Stock underlying the Series B Warrants and the issuance of more than 20% of the number of shares of Common Stock outstanding as of February 4, 2005, or (ii) the effective date of the resale registration statement that the Company is obligated to file with respect the shares of Common Stock issuable upon conversion of the Debentures and the exercise of the Series A and Series B Warrants. The Series B Warrants are exercisable for an aggregate of 10.0 million shares of Common Stock at an initial exercise price of $.78 per share, subject to customary anti-dilution adjustments and to certain limitations. The Company has committed to seek the described shareholder approval by April 30, 2005. Pursuant to the Registration Rights Agreement, the Company is obligated to file a registration statement with the Securities and Exchange Commission by no later than the 30th day following the closing of the sale of the securities to permit the resale of the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Series A and Series B Warrants by the holders thereof. Pursuant to the Cash Collateral Agreement, $1.6 million of the gross proceeds from the sale of the

Debentures, the Series A Warrant and the Series B Warrants has been deposited with (and is to be held by) Wachovia Bank, National Association, to secure the Company’s performance under the Debentures.

     The Debentures, Series A Warrants and Series B Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Securities Act. The Debentures, Series A Warrants, the Series B Warrants and the shares of Common Stock issuable upon conversion of the Debentures and exercise of the Series A Warrants and the Series B Warrants may not be offered or sold in the United States absent registration pursuant to the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

     The description contained herein of the Securities Purchase Agreement, the Debentures, the Series A Warrants, the Series B Warrants, the Registration Rights Agreement and the Cash Collateral Agreement is qualified in its entirety to reference to the full text of such documents which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by this reference.

     Item 9.01    Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.     None.

     (b) Pro Forma Financial Information.     None

     (c) Exhibits.

     The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

	By:	/s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: February 8, 2005

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EXHIBIT INDEX

2.1	Securities Purchase Agreement dated as of February 4, 2005 between Verso Technologies, Inc. and the Investors signatory thereto.

4.1	Form of 6% Senior Unsecured Convertible Debenture.

4.2	Form of Series A Warrant to Purchase Common Stock.

4.3	Form of Series B Warrant to Purchase Common Stock.

4.4	Registration Rights Agreement dated as of February 4, 2005 between Verso Technologies, Inc. and the Investors named therein.

99.1	Cash Collateral Agreement dated February 4, 2005 by and among Verso Technologies, Inc., the Investors signatory thereto and Wachovia Bank, National Association.

99.2	Press Release Issued February 7, 2005.